Exhibit 99.3

Supplemental Information

Historical Financial Results

Revised to Present the Global Champion and U.S.-Based Outlet Store Businesses as Discontinued Operations

1st Quarter of 2022 - 1st Quarter of 2024

August 8, 2024

Table of Contents

In the second quarter of 2024, the Company reached the decision to exit the global Champion and U.S.-based outlet store businesses and began to separately report the results of the global Champion and U.S.-based outlet store businesses as discontinued operations. The historical financial information included herein for 2022, 2023 and the first quarter of 2024 has been revised to present the results of the global Champion and U.S.-based outlet store businesses as discontinued operations for all periods presented.
In addition, the Company realigned its reportable segments in the second quarter of 2024 and has applied this change to all periods presented. The Company’s operations are now managed and reported in two operating segments, each of which is a reportable segment for financial reporting purposes: U.S. and International. Other consists of the Company’s U.S. Sheer Hosiery business which was sold on September 29, 2023 and certain sales from its supply chain to the European Innerwear business which was sold on March 5, 2022.

Page
Financial Tables

Table 1-A - Condensed Consolidated Statements of Operations, As REPORTED	3

Table 1-B - Condensed Consolidated Statements of Operations - Continuing Operations, As ADJUSTED	4

Table 2-A - Reconciliation of Select GAAP Measures to Non-GAAP Measures - Continuing Operations	5

Table 2-B - Reconciliation of Select GAAP Measures to Non-GAAP Measures - Discontinued Operations (Global Champion and U.S.-Based Outlet Store Businesses)	10

Table 3 - Supplemental Financial Information by Business Segment - Continuing Operations	11

Table 4 - Impact of Foreign Currency and Organic Constant Currency - Continuing Operations (first quarter of 2024)	12

TABLE 1-A - As reported under GAAP

HANESBRANDS INC.
Condensed Consolidated Statements of Operations - As REPORTED
Revised to Present the Global Champion and U.S.-Based Outlet Store Businesses as Discontinued Operations
(in thousands, except per share data)
(Unaudited)

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Net sales	$993,063	$1,063,529	$997,335	$933,965	$3,987,892	$884,030	$1,035,004	$961,294	$879,026	$3,759,354	$778,213
Cost of sales	634,652	672,437	660,108	619,400	2,586,597	601,651	678,211	611,513	523,845	2,415,220	468,898
Gross profit	358,411	391,092	337,227	314,565	1,401,295	282,379	356,793	349,781	355,181	1,344,134	309,315
As a % of net sales	36.1%	36.8%	33.8%	33.7%	35.1%	31.9%	34.5%	36.4%	40.4%	35.8%	39.7%
Selling, general and administrative expenses	268,009	281,378	278,663	297,830	1,125,880	256,835	286,860	268,751	257,210	1,069,656	270,207
As a % of net sales	27.0%	26.5%	27.9%	31.9%	28.2%	29.1%	27.7%	28.0%	29.3%	28.5%	34.7%
Operating profit	90,402	109,714	58,564	16,735	275,415	25,544	69,933	81,030	97,971	274,478	39,108
As a % of net sales	9.1%	10.3%	5.9%	1.8%	6.9%	2.9%	6.8%	8.4%	11.1%	7.3%	5.0%
Other expenses	934	1,851	2,907	3,546	9,238	14,738	7,239	9,079	7,270	38,326	9,229
Interest expense, net	28,737	29,194	34,438	39,361	131,730	45,220	58,718	56,648	53,707	214,293	50,606
Income (loss) from continuing operations before income taxes	60,731	78,669	21,219	(26,172)	134,447	(34,414)	3,976	15,303	36,994	21,859	(20,727)
Income tax expense (benefit)	(2,509)	1,862	3	448,426	447,782	16,180	12,826	21,280	(64,196)	(13,910)	9,883
Income (loss) from continuing operations	63,240	76,807	21,216	(474,598)	(313,335)	(50,594)	(8,850)	(5,977)	101,190	35,769	(30,610)
Income (loss) from discontinued operations, net of tax	55,462	15,294	58,885	56,490	186,131	16,190	(13,614)	(32,822)	(23,249)	(53,495)	(8,512)
Net income (loss)	$118,702	$92,101	$80,101	$(418,108)	$(127,204)	$(34,404)	$(22,464)	$(38,799)	$77,941	$(17,726)	$(39,122)

Earnings (loss) per share - basic:
Continuing operations	$0.18	$0.22	$0.06	$(1.36)	$(0.90)	$(0.14)	$(0.03)	$(0.02)	$0.29	$0.10	$(0.09)
Discontinued operations	0.16	0.04	0.17	0.16	0.53	0.05	(0.04)	(0.09)	(0.07)	(0.15)	(0.02)
Net income (loss)	$0.34	$0.26	$0.23	$(1.19)	$(0.36)	$(0.10)	$(0.06)	$(0.11)	$0.22	$(0.05)	$(0.11)

Earnings (loss) per share - diluted:
Continuing operations	$0.18	$0.22	$0.06	$(1.36)	$(0.90)	$(0.14)	$(0.03)	$(0.02)	$0.29	$0.10	$(0.09)
Discontinued operations	0.16	0.04	0.17	0.16	0.53	0.05	(0.04)	(0.09)	(0.07)	(0.15)	(0.02)
Net income (loss)	$0.34	$0.26	$0.23	$(1.19)	$(0.36)	$(0.10)	$(0.06)	$(0.11)	$0.22	$(0.05)	$(0.11)

Weighted average shares outstanding:
Basic	350,251	349,772	349,884	349,974	349,970	350,435	350,501	350,667	350,765	350,592	351,576
Diluted	351,453	350,303	350,316	349,974	349,970	350,435	350,501	350,667	351,566	351,057	351,576

TABLE 1-B - Continuing Operations, As Adjusted

HANESBRANDS INC.
Condensed Consolidated Statements of Operations - As ADJUSTED
Revised to Present the Global Champion and U.S.-Based Outlet Store Businesses as Discontinued Operations
(in thousands, except per share data)
(Unaudited)

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Net sales	$993,063	$1,063,529	$997,335	$933,965	$3,987,892	$884,030	$1,035,004	$961,294	$879,026	$3,759,354	$778,213
Cost of sales, as adjusted	633,896	671,905	649,892	617,259	2,572,952	600,135	677,975	609,984	524,973	2,413,067	468,695
Gross profit, as adjusted	359,167	391,624	347,443	316,706	1,414,940	283,895	357,029	351,310	354,053	1,346,287	309,518
As a % of net sales	36.2%	36.8%	34.8%	33.9%	35.5%	32.1%	34.5%	36.5%	40.3%	35.8%	39.8%
Selling, general and administrative expenses, as adjusted	263,997	275,547	265,453	279,886	1,084,883	255,342	270,401	267,570	255,697	1,049,010	255,441
As a % of net sales	26.6%	25.9%	26.6%	30.0%	27.2%	28.9%	26.1%	27.8%	29.1%	27.9%	32.8%
Operating profit, as adjusted	95,170	116,077	81,990	36,820	330,057	28,553	86,628	83,740	98,356	297,277	54,077
As a % of net sales	9.6%	10.9%	8.2%	3.9%	8.3%	3.2%	8.4%	8.7%	11.2%	7.9%	6.9%
Other expenses, as adjusted	934	1,851	2,907	3,546	9,238	6,388	7,239	9,079	7,270	29,976	9,229
Interest expense, net, as adjusted	28,737	29,194	34,438	39,361	131,730	46,474	58,718	56,648	53,707	215,547	50,606
Income (loss) from continuing operations before income taxes, as adjusted	65,499	85,032	44,645	(6,087)	189,089	(24,309)	20,671	18,013	37,379	51,754	(5,758)
Income tax expense (benefit), as adjusted	(1,704)	2,939	3,568	29,213	34,016	16,180	12,826	25,543	16,663	71,212	9,883
Income (loss) from continuing operations, as adjusted	$67,203	$82,093	$41,077	$(35,300)	$155,073	$(40,489)	$7,845	$(7,530)	$20,716	$(19,458)	$(15,641)

Earnings (loss) per share - basic:
Continuing operations, as adjusted	$0.19	$0.23	$0.12	$(0.10)	$0.44	$(0.12)	$0.02	$(0.02)	$0.06	$(0.06)	$(0.04)

Earnings (loss) per share - diluted:
Continuing operations, as adjusted	$0.19	$0.23	$0.12	$(0.10)	$0.44	$(0.12)	$0.02	$(0.02)	$0.06	$(0.06)	$(0.04)

Weighted average shares outstanding:
Basic	350,251	349,772	349,884	349,974	349,970	350,435	350,501	350,667	350,765	350,592	351,576
Diluted	351,453	350,303	350,316	349,974	350,606	350,435	350,631	350,667	351,566	350,592	351,576

TABLE 2-A - Continuing Operations, Reconciliation of Non-GAAP Measures

HANESBRANDS INC.
Reconciliation of Select GAAP Measures to Non-GAAP Measures
Revised to Present the Global Champion and U.S.-Based Outlet Store Businesses as Discontinued Operations
(in thousands, except per share data)
(Unaudited)

The following tables present a reconciliation of the results of continuing operations as reported under GAAP to the results of continuing operations as adjusted by quarter for 2022, 2023 and the first quarter of 2024. The results of continuing operations exclude the results of the global Champion and U.S.-based outlet store businesses, which have been reclassified to discontinued operations for all periods presented. The Company has chosen to present the following non-GAAP measures to investors to enable additional analyses of past, present and future operating performance and as a supplemental means of evaluating continuing operations absent the effect of restructuring and other actions that are deemed to be material stand-alone initiatives apart from the Company’s core operations. While these costs are not expected to continue for any individual transaction on an ongoing basis, similar types of costs, expenses and charges have occurred in prior periods and may recur in future periods depending upon future business plans and circumstances.

Restructuring and other action-related charges in 2022, 2023 and the first quarter of 2024 include the following:

Supply chain restructuring and consolidation	Represents charges related to supply chain segmentation to restructure and position the Company’s distribution and manufacturing network to align with its demand trends, simplify operations and improve efficiencies.
Headcount actions and related severance	Represents charges related to operating model initiatives primarily headcount actions and related severance charges and adjustments related to restructuring activities.
Technology	Represents technology charges related to the implementation of the Company’s technology modernization initiative which includes a global enterprise resource planning platform.
Professional services	Represents professional fees, primarily including consulting and advisory services, related to restructuring activities.
Gain/loss on sale of business and classification of assets held for sale	Represents the gain/loss associated with the sale of the Company’s U.S. Sheer Hosiery business and adjustments to the related valuation allowance prior to the sale, primarily from the changes in carrying value due to changes in working capital.
Loss on extinguishment of debt	Represents charges related to the redemption of the Company’s 4.625% Senior Notes and 3.5% Senior Notes in the first quarter of 2023.
Gain on final settlement of cross currency swap contracts	Primarily represents the remaining gain related to cross-currency swap contracts previously designated as cash flow hedges in accumulated other comprehensive loss which was released into earnings as the Company unwound the cross-currency swap contracts in connection with the redemption of the 3.5% Senior Notes at the time of settlement in the first quarter of 2023.
Discrete tax expense/benefit	Represents an adjustment to non-cash reserves established at December 30, 2023 and December 31, 2022 related to deferred taxes established for Swiss statutory impairments, which are not indicative of the Company’s core business operations.
Tax effect on actions	Represents the applicable effective tax rate on the restructuring and other action-related charges based on the jurisdiction of where the charges were incurred.

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Gross profit, as reported under GAAP	$358,411	$391,092	$337,227	$314,565	$1,401,295	$282,379	$356,793	$349,781	$355,181	$1,344,134	$309,315
As a % of net sales	36.1%	36.8%	33.8%	33.7%	35.1%	31.9%	34.5%	36.4%	40.4%	35.8%	39.7%
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	1,020	269	10,412	2,644	14,345	1,516	236	660	(1,284)	1,128	167
Headcount actions and related severance	(265)	265	(196)	(516)	(712)	—	—	869	156	1,025	36
Other	1	(2)	—	13	12	—	—	—	—	—	—
Gross profit, as adjusted	$359,167	$391,624	$347,443	$316,706	$1,414,940	$283,895	$357,029	$351,310	$354,053	$1,346,287	$309,518
As a % of net sales	36.2%	36.8%	34.8%	33.9%	35.5%	32.1%	34.5%	36.5%	40.3%	35.8%	39.8%

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Selling, general and administrative expenses, as reported under GAAP	$268,009	$281,378	$278,663	$297,830	$1,125,880	$256,835	$286,860	$268,751	$257,210	$1,069,656	$270,207
As a % of net sales	27.0%	26.5%	27.9%	31.9%	28.2%	29.1%	27.7%	28.0%	29.3%	28.5%	34.7%
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	—	—	—	—	—	—	—	—	—	—	(1,940)
Headcount actions and related severance	1,665	(560)	(159)	(8,633)	(7,687)	871	(2,760)	(1,662)	(573)	(4,124)	(12,151)
Technology	(4,459)	(1,971)	(2,622)	(2,870)	(11,922)	(4,221)	(2,881)	(588)	(657)	(8,347)	(181)
Professional services	(7,908)	(7,086)	(6,020)	(2,980)	(23,994)	(40)	(3,608)	(165)	(6)	(3,819)	(490)
Gain (loss) on sale of business and classification of assets held for sale	6,528	4,340	(4,310)	(3,023)	3,535	2,139	(7,338)	1,558	—	(3,641)	—
Other	162	(554)	(99)	(438)	(929)	(242)	128	(324)	(277)	(715)	(4)
Selling, general and administrative expenses, as adjusted	$263,997	$275,547	$265,453	$279,886	$1,084,883	$255,342	$270,401	$267,570	$255,697	$1,049,010	$255,441
As a % of net sales	26.6%	25.9%	26.6%	30.0%	27.2%	28.9%	26.1%	27.8%	29.1%	27.9%	32.8%

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Operating profit, as reported under GAAP	$90,402	$109,714	$58,564	$16,735	$275,415	$25,544	$69,933	$81,030	$97,971	$274,478	$39,108
As a % of net sales	9.1%	10.3%	5.9%	1.8%	6.9%	2.9%	6.8%	8.4%	11.1%	7.3%	5.0%
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	1,020	269	10,412	2,644	14,345	1,516	236	660	(1,284)	1,128	2,107
Headcount actions and related severance	(1,930)	825	(37)	8,117	6,975	(871)	2,760	2,531	729	5,149	12,187
Technology	4,459	1,971	2,622	2,870	11,922	4,221	2,881	588	657	8,347	181
Professional services	7,908	7,086	6,020	2,980	23,994	40	3,608	165	6	3,819	490
(Gain) loss on sale of business and classification of assets held for sale	(6,528)	(4,340)	4,310	3,023	(3,535)	(2,139)	7,338	(1,558)	—	3,641	—
Other	(161)	552	99	451	941	242	(128)	324	277	715	4
Operating profit, as adjusted	$95,170	$116,077	$81,990	$36,820	$330,057	$28,553	$86,628	$83,740	$98,356	$297,277	$54,077
As a % of net sales	9.6%	10.9%	8.2%	3.9%	8.3%	3.2%	8.4%	8.7%	11.2%	7.9%	6.9%

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Interest expense, net and other expenses, as reported under GAAP	$29,671	$31,045	$37,345	$42,907	$140,968	$59,958	$65,957	$65,727	$60,977	$252,619	$59,835
Restructuring and other action-related charges:
Loss on extinguishment of debt	—	—	—	—	—	(8,466)	—	—	—	(8,466)	—
Gain on final settlement of cross currency swaps	—	—	—	—	—	1,370	—	—	—	1,370	—
Interest expense, net and other expenses, as adjusted	$29,671	$31,045	$37,345	$42,907	$140,968	$52,862	$65,957	$65,727	$60,977	$245,523	$59,835

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Income (loss) from continuing operations before income taxes, as reported under GAAP	$60,731	$78,669	$21,219	$(26,172)	$134,447	$(34,414)	$3,976	$15,303	$36,994	$21,859	$(20,727)
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	1,020	269	10,412	2,644	14,345	1,516	236	660	(1,284)	1,128	2,107
Headcount actions and related severance	(1,930)	825	(37)	8,117	6,975	(871)	2,760	2,531	729	5,149	12,187
Technology	4,459	1,971	2,622	2,870	11,922	4,221	2,881	588	657	8,347	181
Professional services	7,908	7,086	6,020	2,980	23,994	40	3,608	165	6	3,819	490
(Gain) loss on sale of business and classification of assets held for sale	(6,528)	(4,340)	4,310	3,023	(3,535)	(2,139)	7,338	(1,558)	—	3,641	—
Other	(161)	552	99	451	941	242	(128)	324	277	715	4
Loss on extinguishment of debt	—	—	—	—	—	8,466	—	—	—	8,466	—
Gain on final settlement of cross currency swaps	—	—	—	—	—	(1,370)	—	—	—	(1,370)	—
Income (loss) from continuing operations before income taxes, as adjusted	$65,499	$85,032	$44,645	$(6,087)	$189,089	$(24,309)	$20,671	$18,013	$37,379	$51,754	$(5,758)

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Income tax expense (benefit), as reported under GAAP	$(2,509)	$1,862	$3	$448,426	$447,782	$16,180	$12,826	$21,280	$(64,196)	$(13,910)	$9,883
Restructuring and other action-related charges:
Discrete tax (expense) benefit	—	—	—	(422,918)	(422,918)	—	—	4,263	80,859	85,122	—
Tax effect on actions	805	1,077	3,565	3,705	9,152	—	—	—	—	—	—
Total included in income tax (expense) benefit	805	1,077	3,565	(419,213)	(413,766)	—	—	4,263	80,859	85,122	—
Income tax expense (benefit), as adjusted	$(1,704)	$2,939	$3,568	$29,213	$34,016	$16,180	$12,826	$25,543	$16,663	$71,212	$9,883

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Income (loss) from continuing operations, as reported under GAAP	$63,240	$76,807	$21,216	$(474,598)	$(313,335)	$(50,594)	$(8,850)	$(5,977)	$101,190	$35,769	$(30,610)
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	1,020	269	10,412	2,644	14,345	1,516	236	660	(1,284)	1,128	2,107
Headcount actions and related severance	(1,930)	825	(37)	8,117	6,975	(871)	2,760	2,531	729	5,149	12,187
Technology	4,459	1,971	2,622	2,870	11,922	4,221	2,881	588	657	8,347	181
Professional services	7,908	7,086	6,020	2,980	23,994	40	3,608	165	6	3,819	490
(Gain) loss on sale of business and classification of assets held for sale	(6,528)	(4,340)	4,310	3,023	(3,535)	(2,139)	7,338	(1,558)	—	3,641	—
Other	(161)	552	99	451	941	242	(128)	324	277	715	4
Loss on extinguishment of debt	—	—	—	—	—	8,466	—	—	—	8,466	—
Gain on final settlement of cross currency swaps	—	—	—	—	—	(1,370)	—	—	—	(1,370)	—
Discrete tax expense (benefit)	—	—	—	422,918	422,918	—	—	(4,263)	(80,859)	(85,122)	—
Tax effect on actions	(805)	(1,077)	(3,565)	(3,705)	(9,152)	—	—	—	—	—	—
Income (loss) from continuing operations, as adjusted	$67,203	$82,093	$41,077	$(35,300)	$155,073	$(40,489)	$7,845	$(7,530)	$20,716	$(19,458)	$(15,641)

	Quarters Ended[1]				Year Ended[1]	Quarters Ended[1]				Year Ended[1]	Quarter Ended[1]
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Diluted earnings (loss) per share from continuing operations, as reported under GAAP	$0.18	$0.22	$0.06	$(1.36)	$(0.90)	$(0.14)	$(0.03)	$(0.02)	$0.29	$0.10	$(0.09)
Restructuring and other action-related charges:
Supply chain restructuring and consolidation	0.00	0.00	0.03	0.01	0.04	0.00	0.00	0.00	0.00	0.00	0.01
Headcount actions and related severance	(0.01)	0.00	0.00	0.02	0.02	0.00	0.01	0.01	0.00	0.01	0.03
Technology	0.01	0.01	0.01	0.01	0.03	0.01	0.01	0.00	0.00	0.02	0.00
Professional services	0.02	0.02	0.02	0.01	0.07	0.00	0.01	0.00	0.00	0.01	0.00
(Gain) loss on sale of business and classification of assets held for sale	(0.02)	(0.01)	0.01	0.01	(0.01)	(0.01)	0.02	0.00	—	0.01	—
Other	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Loss on extinguishment of debt	—	—	—	—	—	0.02	—	—	—	0.02	—
Gain on final settlement of cross currency swaps	—	—	—	—	—	0.00	—	—	—	0.00	—
Discrete tax expense (benefit)	—	—	—	1.21	1.21	—	—	(0.01)	(0.23)	(0.24)	—
Tax effect on actions	0.00	0.00	(0.01)	(0.01)	(0.03)	—	—	—	—	—	—
Diluted earnings (loss) per share from continuing operations, as adjusted	$0.19	$0.23	$0.12	$(0.10)	$0.44	$(0.12)	$0.02	$(0.02)	$0.06	$(0.06)	$(0.04)

1	Amounts may not be additive due to rounding.

TABLE 2-B - Discontinued Operations, Reconciliation of Select Non-GAAP Measures

HANESBRANDS INC.
Reconciliation of Select GAAP Measures to Non-GAAP Measures
Discontinued Operations
(in thousands, except per share data)
(Unaudited)

The key components from discontinued operations related to the Global Champion and U.S.-Based Outlet Store Businesses are as follows:

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Net sales	$583,093	$449,938	$673,406	$539,321	$2,245,758	$505,380	$403,976	$550,012	$417,801	$1,877,169	$377,988

Operating profit (loss), as reported under GAAP	$80,110	$37,540	$82,880	$43,600	$244,130	$31,775	$(529)	$(15,068)	$(1,874)	$14,304	$12,998
Restructuring and other action-related charges	34	17	3,025	2,140	5,216	3,112	1,366	74,361	14,266	93,105	16,752
Operating profit, as adjusted	$80,144	$37,557	$85,905	$45,740	$249,346	$34,887	$837	$59,293	$12,392	$107,409	$29,750

Income (loss) from discontinued operations, net of tax, as reported under GAAP	$50,937	$15,854	$58,885	$56,490	$182,166	$16,190	$(13,614)	$(32,822)	$(23,249)	$(53,495)	$(8,512)
Restructuring and other action-related charges	34	17	3,025	2,140	5,216	3,112	1,366	74,361	14,266	93,105	16,752
Tax effect on actions	(11)	(8)	(928)	947	—	—	—	—	—	—	—
Income (loss) from discontinued operations, net of tax, as adjusted	$50,960	$15,863	$60,982	$59,577	$187,382	$19,302	$(12,248)	$41,539	$(8,983)	$39,610	$8,240

Diluted earnings (loss) per share from discontinued operations, as reported under GAAP[1]	$0.14	$0.05	$0.17	$0.16	$0.52	$0.05	$(0.04)	$(0.09)	$(0.07)	$(0.15)	$(0.02)
Restructuring and other action-related charges[1]	0.00	$0.00	0.01	0.01	0.01	0.01	0.00	0.21	0.04	0.27	0.05
Diluted earnings (loss) per share from discontinued operations, as adjusted[1]	$0.14	$0.05	$0.17	$0.17	$0.53	$0.06	$(0.03)	$0.12	$(0.03)	$0.11	$0.02

Weighted average shares outstanding:
Basic	350,251	349,772	349,884	349,974	349,970	350,435	350,501	350,667	350,765	350,592	351,576
Diluted	351,453	350,303	350,316	350,353	350,606	350,827	350,501	351,204	350,765	351,057	352,381

1 Amounts may not be additive due to rounding.

TABLE 3 - Continuing Operations, Segments

HANESBRANDS INC.
Supplemental Financial Information By Business Segment
Revised to Present the Global Champion and U.S.-Based Outlet Store Businesses as Discontinued Operations
(in thousands)
(Unaudited)

	Quarters Ended				Year Ended	Quarters Ended				Year Ended	Quarter Ended
	Apr. 2, 2022	Jul. 2, 2022	Oct. 1, 2022	Dec. 31, 2022	Dec. 31, 2022	Apr. 1, 2023	Jul. 1, 2023	Sep. 30, 2023	Dec. 30, 2023	Dec. 30, 2023	Mar. 30, 2024
Segment net sales:
U.S.	$643,597	$748,925	$697,601	$602,052	$2,692,175	$599,884	$751,049	$684,990	$600,733	$2,636,656	$543,891
International	280,900	284,697	268,232	301,795	1,135,624	256,339	264,406	255,784	276,506	1,053,035	233,549
Other	68,566	29,907	31,502	30,118	160,093	27,807	19,549	20,520	1,787	69,663	773
Total net sales	$993,063	$1,063,529	$997,335	$933,965	$3,987,892	$884,030	$1,035,004	$961,294	$879,026	$3,759,354	$778,213

Segment operating profit:
U.S.	$105,827	$143,091	$105,032	$48,747	$402,697	$66,607	$125,154	$105,579	$106,933	$404,273	$98,263
International	42,696	34,354	31,395	44,013	152,458	22,544	21,701	24,570	48,234	117,049	20,498
Other	7,282	5,598	2,169	6,725	21,774	1,509	(1,721)	342	(1,319)	(1,189)	681
General corporate expenses/other	(60,635)	(66,966)	(56,606)	(62,665)	(246,872)	(62,107)	(58,506)	(46,751)	(55,492)	(222,856)	(65,365)
Total operating profit before restructuring and other action-related charges	95,170	116,077	81,990	36,820	330,057	28,553	86,628	83,740	98,356	297,277	54,077
Restructuring and other action-related charges	(4,768)	(6,363)	(23,426)	(20,085)	(54,642)	(3,009)	(16,695)	(2,710)	(385)	(22,799)	(14,969)
Total operating profit	$90,402	$109,714	$58,564	$16,735	$275,415	$25,544	$69,933	$81,030	$97,971	$274,478	$39,108

TABLE 4 - Continuing Operations, Constant and Organic Currency

HANESBRANDS INC.
Impact of Foreign Currency and Organic Constant Currency
Revised to Present the Global Champion and U.S.-Based Outlet Store Businesses as Discontinued Operations
(in thousands, except per share data)
(Unaudited)

The following table presents a reconciliation of reported results from continuing operations on a constant currency basis for the quarter ended March 30, 2024 and a comparison to prior year:

	Quarter Ended March 30, 2024
	As Reported	Impact from Foreign Currency[1]	Constant Currency	Quarter Ended April 1, 2023	% Change, As Reported	% Change, Constant Currency
As reported under GAAP:
Net sales	$778,213	$(15,364)	$793,577	$884,030	(12.0)%	(10.2)%
Gross profit	309,315	(9,270)	318,585	282,379	9.5	12.8
Operating profit	39,108	(3,090)	42,198	25,544	53.1	65.2
Diluted loss per share from continuing operations[3]	$(0.09)	$(0.01)	$(0.08)	$(0.14)	(35.7)%	(42.9)%

As adjusted:[2]
Net sales	$778,213	$(15,364)	$793,577	$884,030	(12.0)%	(10.2)%
Gross profit	309,518	(9,270)	318,788	283,895	9.0	12.3
Operating profit	54,077	(3,090)	57,167	28,553	89.4	100.2
Diluted loss per share from continuing operations[3]	$(0.04)	$(0.01)	$(0.04)	$(0.12)	(66.7)%	(66.7)%

1	Effect of the change in foreign currency exchange rates year-over-year. Calculated by applying prior period exchange rates to the current year financial results.
2
Results for the quarters ended March 30, 2024 and April 1, 2023 reflect adjustments for restructuring and other action-related charges. See "Reconciliation of Select GAAP Measures to Non-GAAP Measures" in Table 2-A.

3	Amounts may not be additive due to rounding.

The following table presents a reconciliation of reported results from continuing operations on an organic constant currency basis for the quarter ended March 30, 2024 and a comparison to prior year:

	Quarter Ended March 30, 2024				Quarter Ended April 1, 2023
	As Reported	Impact from Foreign Currency[1]	Less U.S. Hosiery Divestiture[2]	Organic Constant Currency	As Reported	Less U.S. Hosiery Divestiture[2]	Organic	% Change, As Reported	% Change, Organic Constant Currency
Net sales	$778,213	$(15,364)	$—	$793,577	$884,030	$19,585	$864,445	(12.0)%	(8.2)%

1	Effect of the change in foreign currency exchange rates year-over-year. Calculated by applying prior period exchange rates to the current year financial results.
2	The Company sold its U.S. Sheer Hosiery business on September 29, 2023.